CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Mark R. Bradley, Chairman of the Board, President and Chief Executive Officer of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 24, 2012        /s/ Mark R. Bradley
     ---------------------      ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)


I, James M. Dykas, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 24, 2012        /s/ James M. Dykas
     ---------------------      ------------------------------------------------
                                James M. Dykas, Chief Financial Officer and
                                Chief Accounting Officer
                                (principal financial officer)